Investment Securities	12 Months Ended
Dec. 31, 2013
Investments, All Other Investments [Abstract]
Investment Securities, at Fair Value
Investment Securities, at Fair Value
Investment securities are considered available-for-sale and, therefore, increases or decreases in the fair value of these investments are recorded in accumulated other comprehensive income (loss) as a component of equity on the consolidated balance sheets unless the securities are considered to be other than temporarily impaired at which time the losses are reclassified to expense.
The following table details the unrealized gains and losses on investment securities as of December 31, 2013 and 2012 (amounts in thousands):

As of December 31, 2013	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Investments in real estate fund	$1,589	$—	$(105)	$1,484
CMBS	60,452	498	(367)	60,583
	$62,041	$498	$(472)	$62,067

As of December 31, 2012
Preferred securities	$41,747	$223	$(316)	$41,654

Investment in Real Estate Fund
On June 4, 2013, the Company invested $10.0 million in a real estate fund that is sponsored by an affiliate of the Former Manager of the Company and which invests primarily in equity securities of other publicly traded REITs. During the year-ended December 31, 2013, the Company reinvested distributions totaling $0.1 million into the real estate fund. During the fourth quarter of 2013, the Company sold investments with an original cost of $8.5 million for total proceeds of $8.1 million. The realized loss of $0.4 million has been recorded to losses on investments in affiliates within the consolidated statements of operations and comprehensive loss. Refer to Note 18 — Related Party Transactions and Arrangements.
Commercial Mortgage-Backed Securities ("CMBS")
In connection with the CapLease Merger, the Company acquired 10 commercial mortgage-backed securities, with a fair value of $60.7 million. At December 31, 2013, the commercial mortgage-backed securities had a carrying value of $60.6 million and carried interest rates ranging from 5.88% to 8.95%. The Company had no commercial mortgage-backed securities as of December 31, 2012.
As of December 31, 2013, the fair value of four commercial mortgage-backed securities was below its carrying value. The Company evaluated each of its securities for other-than-temporary impairment at December 31, 2013, and determined that no other-than-temporary impairment charges on its securities were appropriate. The Company believes that none of the unrealized losses on investment securities are other-than-temporary because management expects the Company will receive all contractual principal and interest related to these investments. In addition, the Company did not have the intent to sell the securities or believe it would be required to sell them as of December 31, 2013.
Redeemable Preferred Stock, Senior Notes and Common Stock
At December 31, 2012, the Company had investments in redeemable preferred stock, accounted for as debt securities, with a fair value of $41.7 million. These investment securities were sold during the year ended December 31, 2013, resulting in a gain on sale of investments of $0.5 million.
During 2013, the Company acquired additional investments in redeemable preferred stock, as well as investments in senior notes and common stock, with an aggregate cost basis of $69.5 million. The Company sold all of these investment securities during 2013 for $67.2 million, resulting in a loss on sale of $2.3 million. As of December 31, 2013, the Company had no remaining investments in redeemable preferred stock, senior notes or common stock.